Exhibit 99.1

Analyst Day November 12, 2019 TSX: DRT NASDAQ: DRTT

Advisory CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS Certain statements contained in this Investor Presentation (“Presentation”) are “forward-looking statements” within the meaning of “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, and Section 21E of the Exchange Act and “forward-looking information” within the meaning of applicable Canadian securities laws. All statements, other than statements of historical fact included in this Presentation, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Presentation, the words “anticipate,” “believe,” “expect,” “estimate,” “intend,” “plan,” “project,” “outlook,” “may,” “will,” “should,” “would,” “could,” “can,” the negatives thereof, variations thereon and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. In particular, this presentation contains forward-looking statements with respect to, among other things, the Company’s business plans and objectives; growth strategy and opportunities; revenue and Adjusted EBITDA targets; reductions in operating costs and the cost of goods sold; plant operations; investments in sales and marketing; sales effectiveness of salesforce and partners; capital investments and major capital initiatives; cash flow and capital allocation, including free cash flow generation; the effectiveness of the new primer line on tile warping issues; the expansion of DIRTT experience centers to new cities; modifications to the Company’s capital structure; the effect of R&D activities, including further development of ICE® software and AI; the development of new manufacturing plants and their expected benefits, including increased production; benefits achieved through organizational optimization; implementation of the DIRTT digital strategy framework; customer segmentation and sales execution; market opportunities; and partner support initiatives. Forward-looking statements are based on certain estimates, beliefs, expectations and assumptions made in light of management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors that may be appropriate. Information in this presentation regarding the Company’s forecasted revenue and Adjusted EBITDA targets may constitute forward-looking statements, as described above, and may also constitute financial outlook information within the meaning of applicable Canadian securities laws. The Company believes the expectations reflected in such forward-looking statements and financial outlook information are reasonable but no assurance can be given that these expectations will prove to be correct and such forward-looking statements and financial outlook information should not be unduly relied upon. Forward-looking statements necessarily involve unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed or implied in such statements. Due to the risks, uncertainties and assumptions inherent in forward-looking information, you should not place undue reliance on forward-looking statements. Factors that could have a material adverse effect on our business, financial condition, results of operations and growth prospects can be found in the sections titled “Risk Factors” in our Registration Statement on Form 10 (“Registration Statement on Form 10”), filed with the United States Securities and Exchange Commission (the “SEC”) on September 20, 2019. These risks are not exhaustive. Because of these risks and other uncertainties, our actual results, performance or achievement, or industry results, may be materially different from the anticipated or estimated results discussed in the forward-looking statements in this Presentation. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors nor can we assess the effects of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. Our past results of operations are not necessarily indicative of our future results. You should not rely on any forward-looking statements, which represent our beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. We undertake no obligation to update these forward-looking statements, even though circumstances may change in the future, except as required under applicable securities laws. We qualify all of our forward-looking statements by these cautionary statements. CURRENCY AND PRESENTATION OF FINANCIAL INFORMATION Unless otherwise indicated, all financial information relating to the Company in this presentation has been prepared in U.S. dollars using accounting principles generally accepted in the United States (“GAAP”) and the rules and regulations of the SEC. 2

Non-GAAP Financial Measures Our consolidated financial statements are prepared in accordance with GAAP. These GAAP financial statements include non-cash charges and other charges and benefits that we believe are unusual or infrequent in nature or that we believe may make comparisons to our prior or future performance difficult. As a result, we also provide financial information in this presentation that is not prepared in accordance with GAAP and should not be considered as an alternative to the information prepared in accordance with GAAP. Management uses these non-GAAP financial measures in its review and evaluation of the financial performance of the Company. We believe that these non-GAAP financial measures also provide additional insight to investors and securities analysts as supplemental information to our GAAP results and as a basis to compare our financial performance from period to period and to compare our financial performance with that of other companies. We believe that these non-GAAP financial measures facilitate comparisons of our core operating results from period to period and to other companies by removing the effects of our capital structure (net interest income on cash deposits, interest expense on outstanding debt, or foreign exchange movements on debt revaluation), asset base (depreciation and amortization), tax consequences and stock-based compensation. In addition, management bases certain forward-looking estimates and budgets on non-GAAP financial measures, primarily Adjusted EBITDA. Reorganization expenses, impairment expenses, depreciation and amortization, and stock-based compensation are excluded from our non-GAAP financial measures because management considers them to be outside of the Company’s core operating results, even though some of those expenses may recur, and because management believes that each of these items can distort the trends associated with the Company’s ongoing performance. We believe that excluding these expenses provides investors and management with greater visibility to the underlying performance of the business operations, enhances consistency and comparativeness with results in prior periods that do not, or future periods that may not, include such items, and facilitates comparison with the results of other companies in our industry. The following non-GAAP financial measures are presented in this press release, and a description of the calculation for each measure is included. Adjusted Gross Profit Gross profit before deductions for depreciation and amortization Adjusted Gross Profit Margin Adjusted Gross Profit divided by revenue EBITDA Net income before interest, taxes, depreciation and amortization Adjusted EBITDA EBITDA adjusted for non-cash foreign exchange gains or losses on debt revaluation; impairment expenses; stock-based compensation expense; reorganization expenses; and any other non-core gains or losses Adjusted EBITDA Margin Adjusted EBITDA divided by revenue COGS excl. Depreciation & Amortization Cost of goods sold less depreciation and amortization included in cost of goods sold. COGS excl. Depreciation & Amortization as a % of Revenue COGS excl. Depreciation & Amortization divided by revenue Net Operating Costs The sum of sales & marketing, general & administrative, operations support and technology & development expenses less depreciation included therein Net Operating Costs as a % of Revenue Net Operating Costs divided by revenue You should carefully evaluate these non-GAAP financial measures, the adjustments included in them, and the reasons we consider them appropriate for analysis supplemental to our GAAP information. Each of these non-GAAP financial measures has important limitations as an analytical tool due to exclusion of some but not all items that affect the most directly comparable GAAP financial measures. You should not consider any of these non-GAAP financial measures in isolation or as substitutes for an analysis of our results as reported under GAAP. You should also be aware that we may recognize income or incur expenses in the future that are the same as, or similar to, some of the adjustments in these non-GAAP financial measures. Because these non-GAAP financial measures may be defined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. 3

Financial Geoff Krause, CFO

FINANCIAL Overview A guided tour through DIRTT’s financials The path to our 2023 financial targets Capital requirements Approach to capital allocation 5

FINANCIAL Historical Financial Performance (US$mm) 2016 2017 2018 Revenue 201.3 226.5 274.7 Cost of goods sold 122.2 141.0 167.7 Gross profit 79.1 85.5 107.0 Sales & marketing 35.1 46.4 40.7 General & administrative 23.0 29.4 30.9 Operational support 8.2 8.2 9.0 Technology & development 5.8 6.9 4.7 Reorganization costs—1.1 7.4 Impairment expense 8.7 Operating Income 7.0 (6.5) 5.6 Foreign exchange 0.4 0.7 (3.3) Net interest expense (income) (0.2) 0.1 0.1 Income taxes 2.9 0.4 3.3 Net income 3.9 (7.7) 5.5 Upon SEC registration, commenced reporting in US GAAP and US Currency Major differences from IFRS include new lease accounting standard, calculation of stock-based compensation and inclusion of certain plant costs in cost of sales instead of operations support See press release of reconciliation between IFRS and US GAAP 6

FINANCIAL Form 10-Q Presentation (SBC) Sept. 30, 2019 (US$mm) 2016 2017 2018 TTM Revenue 201.3 226.5 274.7 269.0 Cost of goods sold 122.2 141.0 167.7 168.3 Gross profit 79.1 85.5 107.0 100.7 Sales & marketing1 34.9 46.2 40.6 36.3 General & administrative1 22.0 28.4 28.7 28.1 Operations support1 7.3 7.2 8.1 10.0 Technology & development1 5.3 6.4 4.2 7.1 Stock based compensation 2.6 2.7 3.7 2.9 Reorganization costs—1.1 7.4 5.4 Impairment expense 8.7 2.6 Operating Income 7.0 (6.5) 5.6 8.3 Foreign exchange 0.4 0.7 (3.3) (1.7) Net interest expense (income) (0.2) 0.1 0.1 (0.1) Income taxes 2.9 0.4 3.3 3.8 Net income 3.9 (7.7) 5.5 6.3 1 In the 2019, stock based compensation was accounted for separately. See Appendix for reconciliation from the Form 10 filing to the current Form 10Q presentation Revenue by Type 9% 88% Product Transportation Installation & licenses Revenue by Geography 15% 84% Canada US International

FINANCIAL Adjusted Gross Profit Sept. 30, 2019 ($mm) 2016 2017 2018 TTM Gross profit 79.1 85.5 107.0 100.7 Gross profit margin 39.3% 37.7% 39.0% 37.4% Add: Depreciation and amortization 7.3 8.7 9.5 9.4 Adjusted Gross Profit1 86.4 94.2 116.5 110.1 Adjusted Gross Profit Margin1 42.9% 41.6% 42.4% 40.9% Cost of goods sold (COGS) 122.2 141.0 167.7 168.3 Less: Depreciation and amortization 7.3 8.7 9.5 9.4 COGS excl. Depreciation & Amortization1 114.9 132.3 158.2 158.9 COGS excl. Depreciation & Amortization as a % of revenue1 57.1% 58.4% 57.6% 59.1% 1 See “Non-GAAP Financial Measures” 2019 TTM reflects impacts of tile warping remediation costs and slightly lower revenue on fixed cost base 8

FINANCIAL Components of COGS excl. Depreciation and Amortization1 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% Strategic sourcing Material yield Reduced rework Standardized work Automation Increased productivity Reduced rework Leverage from unlocked capacity $158.9 mm TTM Sept. 30, 2019 Direct Materials, 48% Other Direct, 17% Direct Labor, 13% Indirect/OH Labor, 12% Other Overheads, 10% COGS Components 78% variable 22% fixed 20% 31% 6% 7% 7% 15% 13% Aluminum Wood (mdf) Hardware Glass Powder & Paint Plastic Other 1See “Non-GAAP Financial Measures” 9

FINANCIAL

Components of Net Operating Costs[2]

($mm)	2016	2017	2018	Sept. 30, 2019 TTM
Sales & marketing[1]	34.9	46.2	40.6	36.3
General & administrative[1]	22.0	28.4	28.7	28.1
Operations support[1]	7.3	7.2	8.1	10.0
Technology & development[1]	5.3	6.4	4.2	7.1
Total	69.5	88.2	81.6	81.5
% of revenue	34.5%	38.9%	29.7%	30.3%
Less: Depreciation included in above	4.1	4.2	4.2	3.3
Net Operating Costs[2]	65.4	84.0	77.4	78.2
Net Operating Costs as a % of Revenue[2]	32.5%	37.1%	28.2%	29.1%

[1] In the 2019, stock based compensation was accounted for separately. See Appendix for reconciliation from the Form 10 filing to the current Form 10Q presentation

[2] See "Non-GAAP Financial Measures"

2019 includes $2.0 mm of one-time costs related to Sales & Marketing plan. Targeted reductions in T&E and tradeshows. Expect to increase as we invest in accordance with our plan.

2019 includes $3 mm of one-time costs related to US listing. Expect ongoing incremental costs of $1.5-$2.0 million

2019 includes $1.0 mm of one-time costs for third party consulting related to process improvement and tile warping

Increased due to lower software capitalization – driven largely by mix of activities

Sales & Marketing Composition


39%
38%
7%
2%
4%
2%
7%
Salaries, benefits & bonus
Commissions
T&E
Marketing
Trade shows
Facilities
Other

G&A Composition


42%
14%
10%
8%
7%
12%
Salaries, benefits & bonus
Professional services
Cafeteria
T&E
Insurance
Board fees & other pubco
Facilities
Other

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build better™
DIRTT

FINANCIAL Historical Operating Performance Sept. 30, 2019 (US$mm) 2017 2018 TTM Net income (7.7) 5.5 6.3 Add back: Depreciation 12.9 13.7 12.7 Net interest expense (income) 0.1 0.1 (0.1) Income taxes 0.4 3.3 3.8 EBITDA1 5.7 22.6 22.7 Add back: Stock based compensation 2.7 3.7 2.9 FX on debt revaluation (0.7) 0.5—Reorganization 1.1 7.4 5.4 Impairment expense—8.7 2.6 Adjusted EBITDA1 8.8 42.9 33.6 Adjusted EBITDA Margin1 3.9% 15.6% 12.5% 1 See “Non-GAAP Financial Measures” Impact of capital expenditure control commencing in 2018 and impairment of Timber assets Taxable due to increased net income before tax All debt repaid 1Q 2019 Management changes in 2018 and into Q1 2019 Impairment of Timber assets in 3Q 2018 & write off of certain lease costs related to DXC and Kelowna plant closure Adjusted EBITDA impacted by lower gross profit % (1.5%), the impact of one-time costs totaling $5.5 mm (2.0%) and foreign exchange (0.5%) offset by cost reductions and a $1.3 mm provision reversal in 3Q 2019 11

FINANCIAL Balance Sheet Strength Sept. 30, ($mm) 2018 2019 Cash and cash equivalents 53.4 56.6 Accounts receivable 43.9 27.5 Inventory 18.7 19.0 Prepaids and other 2.2 4.3 Total current assets 118.2 107.4 Fixed assets and capitalized software 45.0 46.6 Right of use assets—21.5 Deferred tax assets 6.1 3.5 Goodwill and other 6.6 6.7 Total assets 175.9 185.7 Accounts payable and other liabilities 38.1 26.6 Customer deposits 7.7 7.4 Current portion of lease liabilities—5.3 Curent portion of long term debt 2.5—Total current liabilities 48.3 39.3 Other long term liabilities—0.2 Long term lease liabilities—17.0 Deferred tax liabilities 1.0—Long term debt 3.1—Total liabilities 52.4 56.5 Shareholders’ equity 123.5 129.2 Total liabilities and shareholders’ equity 175.9 185.7 Improvements in working capital efficiency in 2019 combined with capital discipline results in increased cash balances, even after debt repayment Comprised entirely of raw materials. Inventory management a focus for 2019 and 2020 Not a capital intensive business. 81% PP&E, 19% Software Impact of new leasing standard adopted January 1, 2019 Long term debt repaid Q1 2019 without penalty CAD$50 million (approx. US$38 million) three year committed credit facility expiring July 2022, extendible to 2024 and a CAD$30 million accordion

OUR STRATEGY AT A GLANCE Financial Targets* Our expectation is that actual sales growth will vary by year due to the project nature of our business Revenue US $ Million $600 $500 $400 $300 $200 $100 $0 TTM Q4/18—Q3/19 FY 2023 2023 Revenue $450M—$550M Adjusted EBITDA Margin 25% 20% 15% 10% 5% 0% TTM Q4/18—Q3/19 FY 2023 2023 Adjusted EBITDA Margin 18%—22% *reflects management targets and not forecasts of future performance See “Forward-Looking Statements” 13

FINANCIAL The Path to 2023 Target 100% 80% 60% 40% 20% 0% 16% 28% 58% 2018 12% 29% 59% Sept 2019 TTM COGS excl. Depreciation & Amortization1 -20% Margin expansion Elimination of $5.5 mm of one time costs in 2019 combined with leverage from G&A and T&D. Investments in sales and marketing at same rate as a % of revenue growth Addition of approx. $2 mm fixed costs of Charlotte plant commencing 4Q 2020, offset by leverage on fixed costs of existing plant, and incremental labor savings. The benefits of strategic sourcing are excluded as the amounts are not quantifiable at this time. 18%-22% 28%-26% 54%-52% 2023 Target Net Operating Cost Adjusted EBITD FX 1See “Non-GAAP Financial Measures”

FINANCIAL Upside Exists in Plant Operations (Adjusted COGS1) 60% 50% 40% 30% 20% 10% 0% 59% Direct Materials, 29% Other Direct, 8% Direct Labor, 7% Indirect/OH Labor, 8% Other Overheads, 7% Historical Assumed no change in direct materials with upside available from implementation of strategic sourcing and improvements in material yield Reduction in proportion of lower margin installation activity Improvement in productivity and unlocking of capacity through process improvement Leverage off of higher revenue amounts partially offset by increased overhead from new plant Note: Excludes depreciation and amortization 53% midpoint Direct Materials, 29% Other Direct, 6% Direct Labor, 6% Indirect/OH Labor, 6% Other Overheads, 6% 2023 target 1 See “Non-GAAP Financial Measures”

FINANCIAL Investments in Sales and Marketing Sales & Marketing Headcount vs % of Revenue 200 180 160 140 120 100 80 60 40 20 Dec-18 Aug-19 2020 2021 2022 2023 18.00% 16.00% 14.00% 12.00% 10.00% 8.00% 6.00% 4.00% 2.00% 0.00% Headcount Target S&M% of revenue Investment in sales and marketing headcount with a 1-year payback Include sales personnel, partner support, commercial operations and lead generation Results in an increase in S&M costs as a % of revenue for 2020 and 2021 as we build out the capabilities, skillsets and infrastructure As salesforce and partners become more effective in selling, we expect leverage to begin to take hold in 2022. Pivot points exist in each year – if actions are driving results as expected, we will re-evaluate approach and adjust accordingly 16

FINANCIAL Capital Investments $18-$20 million Ongoing Capital Expenditures 35% 35% 12% 18% Plant Equipment Corporate GLC refresh Software development Estimated major capital initiatives 2019-2021 (approx.) over and above ongoing capital expenditures: Initiative 2019 2020 2021 Primer line 2.0 Charlotte plant 3.2 15.3 DXC buildout 2.0 1.0 Software development will vary year over year depending upon mix of maintenance and development activities New primer line for permanent solution to tile warping Charlotte plant commercial operation date January 2021 with initial deposits in 2019 Increasing DXC footprint as part of GTM strategy (excl. refresh) No major projects currently planned for 2022 & 2023 17

FINANCIAL DIRTT Experience Centers—DXC Rebranded from GLC DXCs key to driving sales in key markets, outfitted with representative offerings for respective target verticals in their regions 18

FINANCIAL Cashflow and Capital Allocation We expect DIRTT to be a free cash flow generating business High conversion of Adjusted EBITDA to Cashflow from Ops (60-70%) with low capex requirements. Current capital structure is intentionally conservative based on the transformational nature of the execution of our strategic plan $55 million cash on hand with no debt Upon realization of tangible financial results from the implementation of our plan, we will re-evaluate our capital structure and make appropriate recommendations to our board CAD$50 million undrawn credit facility available Maintaining a strong balance sheet necessary to support credibility with National Account level customers 19

Appendix

APPENDIX New Stock Based Comp Presentation Less: 9 Sept. 30, 9 months months Sept. 30, 2019 ended Sept. ended Sept. 2019 ($mm) 2016 2017 2018 TTM 30, 2019 Plus: 2018 30, 2018 TTM Sales & marketing per Form 10/10Q 35.1 46.4 40.7 36.2 25.9 40.6 30.3 36.2 Less: Stock based compensation 0.2 0.2 0.1 — ——Sales & marketing 34.9 46.2 40.6 36.2 25.9 40.6 30.3 36.2 Sales & marketing as a % of revenue 17% 20% 15% 13% 13% 15% 15% 13% General & administrative per Form 10/10Q 23.0 29.4 30.9 28.1 21.0 28.7 21.6 28.1 Less: Stock based compensation 1.0 1.0 2.2 — ——General & adminstrative 22.0 28.4 28.7 28.1 21.0 28.7 21.6 28.1 General & administrative as a % of revenue 11% 13% 10% 10% 11% 10% 11% 10% Operations support per Form 10/10Q 8.2 8.2 9.0 10.0 7.8 8.1 5.9 10.0 Less: Stock based compensation 0.9 1.0 0.9 — ——Operations support 7.3 7.2 8.1 10.0 7.8 8.1 5.9 10.0 Operations support as a % of revenue 4% 3% 3% 4% 4% 3% 3% 4% Techonology & development per Form 10/10Q 5.8 6.9 4.7 7.1 5.9 4.2 3.0 7.1 Less: Stock based compensation 0.5 0.5 0.5 — ——Technology & development 5.3 6.4 4.2 7.1 5.9 4.2 3.0 7.1 Technology & development as a % of revenue 3% 3% 2% 3% 3% 2% 1% 3%

APPENDIX

Calculation of TTM Sept 30. 2019

(US$mm)	9 months ended Sept. 30, 2019	Plus: 2018	Less: 9 months ended Sept. 30, 2018	Sept. 30, 2019 TTM
Revenue	194.5	274.7	200.2	269.0
Cost of goods sold	121.5	167.7	120.9	168.3
Gross profit	73.0	107.0	79.3	100.7
Sales & marketing	25.9	40.6	30.2	36.3
General & administrative	21.0	28.7	21.6	28.1
Operations support	7.8	8.1	5.9	10.0
Technology & development	5.9	4.2	3.0	7.1
Stock based compensation	2.4	3.7	3.2	2.9
Reorganization costs	2.6	7.4	4.6	5.4
Impairment expense	-	8.7	6.1	2.6
Operating Income	7.4	5.6	4.7	8.3
Foreign exchange	0.8	(3.3)	(0.8)	(1.7)
Net interest expense (income)	(0.2)	0.1	-	(0.1)
Income taxes	3.6	3.3	3.1	3.8
Net income	3.2	5.5	2.4	6.3

($mm)	9 months ended Sept. 30, 2019	Plus: 2018	Less: 9 months ended Sept. 30, 2018	Sept. 30, 2019 TTM
Gross profit	73.0	107.0	79.3	100.7
Gross profit margin	37.5%	39.0%	39.6%	37.4%
Add: Depreciation and amortization	7.1	9.5	7.2	9.4
Adjusted Gross Profit[1]	80.1	116.5	86.5	110.1
Adjusted Gross Profit Margin[1]	41.2%	42.4%	43.2%	40.9%
Cost of goods sold (COGS)	121.5	167.7	120.9	168.3
Less: Depreciation and amortization	7.1	9.5	7.2	9.4
COGS excl. Depreciation & Amortization[1]	114.4	158.2	113.7	158.9
COGS excl. Depreciation & Amortization as a % of Revenue[1]	58.8%	57.6%	56.8%	59.1%

[1] See "Non-GAAP Financial Measures"

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build better™ DIRTT

APPENDIX Calculation of TTM Sept 30. 2019 Less: 9 9 months months Sept. 30, ended Sept. ended Sept. 2019 (US$mm) 30, 2019 Plus: 2018 30, 2018 TTM Net income 3.2 5.5 2.4 6.3 Add back: Depreciation 9.3 13.7 10.3 12.7 Net interest expense (income) (0.2) 0.1—(0.1) Income taxes 3.6 3.3 3.1 3.8 EBITDA1 15.9 22.6 15.8 22.7 Add back: Stock based compensation 2.4 3.7 3.2 2.9 FX on debt revaluation (0.2) 0.5 0.3—Reorganization 2.6 7.4 4.6 5.4 Impairment expense—8.7 6.1 2.6 Adjusted EBITDA1 20.7 42.9 30.0 33.6 Adjusted EBITDA Margin1 10.6% 15.6% 15.0% 12.5% 1 See “Non-GAAP Financial Measures” 23